UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2002

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                          OAK RIDGE CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

         0-27552                                          85-0316176
(Commission File Number)                       (IRS Employer Identification No.)


701 XENIA AVENUE SOUTH, SUITE 130
     GOLDEN VALLEY, MINNESOTA                                     55416
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (763) 923-2266

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 20, 2002, Oak Ridge Capital Group, Inc. (the "Company") entered into an agreement to sell Charter Building and Development Corp., ("Charter"), its wholly-owned residential home construction subsidiary operating in New Mexico. The sale was effectuated on such date. Charter was purchased by C B & D Corp., a New Mexico corporation formed by existing management of Charter and various investors for the purpose of acquiring Charter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial statements of business acquired.

         Not applicable.

b)       Pro forma financial information.

         Not applicable.

c)       Exhibits

         99.1     Press Release issued by the registrant on December 31, 2002
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OAK RIDGE CAPITAL GROUP, INC.
                                                (Registrant)


Date: December 31, 2002                         By: /s/ Marc H. Kozberg
                                                    ----------------------------
                                                Name: Marc H. Kozberg
                                                Title: Chief Operating Officer